J.P. MORGAN FUNDS
J.P. Morgan International Equity Funds (combined prospectus), dated March 31, 1998 Supplement dated July 22, 1998

Effective immediately the J.P. Morgan Japan Equity Fund will no longer accept new purchase orders.